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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
         Date of Report (Date of earliest event reported) June 12, 2000
                                                          -------------

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                          0-25478                63-1133624
      --------                          -------                ----------
(State or other Jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS.
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      On June 12, 2000, First Southern Bank, Florence, Alabama, the wholly-owned subsidiary of the Registrant, announced that it was pursuing an internal investigation of possibly fraudulent loans to a commercial customer of the Bank as well as loans to several persons affiliated with the customer, which will require a one-time charge-off against the Registrant's loan loss reserve during the quarter ended June 30, 2000.

      A copy of the Registrant's press releases announcing the one-time charge-off are attached as Exhibits 99.1 and 99.2 and are incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated June 12, 2000

      Exhibit 99.2  Press Release dated June 13, 2000





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June  13, 2000                 By: /s/ Charles L. Frederick, Jr.
                                          --------------------------------------
                                           Charles L. Frederick, Jr.
                                           President and Chief Executive Officer








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